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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               September 12, 2006
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                Date of Report (date of earliest event reported)

                          NOTIFY TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            California                  000-23025             77-0382248
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  (State or other jurisdiction of      (Commission        (I.R.S. Employer
   incorporation or organization)      File Number)     Identification Number)

                        1054 S. De Anza Blvd., Suite 105
                               San Jose, CA 95129
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                    (Address of principal executive offices)

                                 (408) 777-7920
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AMENDMENT TO SERIES A WARRANTS:

         On September 12, 2006, Notify Technology Corporation (the "Company") entered into an amendment (the "Warrants Amendment") to the Warrants to Purchase Shares of Common Stock dated as of July 20, 2001 (the "Warrants") with Commonwealth Associates, L.P. ("Commonwealth") and other holders of Warrants holding in the aggregate fifty-four percent (54%) of the outstanding Series A Warrants (as defined in the Warrants). Commonwealth and its affiliates beneficially own approximately forty-four (44%) of the Company's outstanding stock, assuming the conversion of all shares of preferred stock underlying outstanding unit purchase options. In addition, Inder Tallur, one of the members of the Company's board of directors, is affiliated with Commonwealth.

         The Warrants Amendment amends the terms of the Warrants to limit the maximum number of additional Warrant Shares (as defined in the Warrants) subject to issuance as a result of penalties provided for in Section 10 of the Warrants for certain defaults by the Company described in Section 10 of the Warrants to the number of additional Warrant Shares determined if the Company remained, with respect to its first default, in such default for five consecutive thirty (30) day periods. The original terms of the Warrants did not limit the number of additional Warrant Shares that could be subject to issuance as a result of such defaults and could have theoretically resulted in an infinite number of additional Warrant Shares being subject to issuance for such defaults. This provision subjected the Company to adverse accounting treatment with respect to the Warrants under Emerging Issues Task Force guidance EITF 00-19 "Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, A Company's Own Stock" ("EITF 00-19").

         The Warrants Amendment is intended to amend the terms that made the Warrants subject to EITF 00-19 and allow them to be reclassified as equity at a value calculated using the Black-Scholes option-pricing model as of September 12, 2006.

AMENDMENT TO COMVEST COMMITMENT WARRANTS:

         In addition, on September 12, 2006, the Company entered into an amendment (the "Commitment Warrant Amendment") to the Commitment Warrant to Purchase 118,151 Shares (Subject to Adjustment) of Common Stock dated as of May 16, 2001 (the "Commitment Warrant") with ComVest Venture Partners, L.P. ("ComVest"). ComVest holds one hundred percent (100%) of the outstanding Warrants (as defined in the Commitment Warrant). ComVest is an affiliate of Commonwealth.

         The Commitment Warrant Amendment amends the terms of the Commitment Warrant to limit the maximum number of additional Warrant Shares (as defined in the Commitment Warrant) subject to issuance as a result of penalties provided for in Section 10 of the Commitment Warrant for certain defaults by the Company described in Section 10 of the Commitment Warrant to the number of additional Warrant Shares determined if the Company remained, with respect to its first default, in such default for five consecutive thirty (30) day periods. The original terms of the Commitment Warrant did not limit the number of additional Warrant Shares that could be subject to issuance as a result of such defaults and could have theoretically resulted in an infinite number of additional Warrant Shares being subject to issuance for such default. This provision subjected the Company to adverse accounting treatment with respect to the Commitment Warrant under EITF 00-19.

         The Commitment Warrant Amendment is intended to amend the terms that made the Warrants subject to EITF 00-19 and allow them to be reclassified as equity at a value calculated using the Black-Scholes option-pricing model as of September 12, 2006.

AMENDMENT TO UNIT PURCHASE OPTIONS:

         In addition, on September 12, 2006, the Company entered into an amendment (the "Option Amendment") to one of the Unit Purchase Options issued in connection with the July 2001 Preferred Stock Offering of the Company (the "Unit Purchase Options") with Commonwealth.

         The Option Amendment amends the form of Warrant attached as Appendix A to Commonwealth's Unit Purchase Options (the "Option Warrant") in order to limit the maximum number of additional Warrant Shares (as defined in the Option Warrant) subject to issuance as a result of penalties provided for in Section 10 of the Option Warrant for certain defaults by the Company described in Section 10 of the Option Warrant to the number of additional Warrant Shares determined if the Company remained, with respect to its first default, in such default for five consecutive thirty (30) day periods. The original terms of the Option Warrant did not limit the number of additional Warrant Shares that could be subject to issuance as a result of such defaults and could have theoretically resulted in an infinite number of additional Warrant Shares being subject to issuance for such defaults, which would have subjected the Company to adverse accounting treatment with respect to the Option Warrant under EITF 00-19 if such Option Warrant was ever issued.

         The Option Amendment is intended to amend the terms that would otherwise make the Option Warrant subject to EITF 00-19 and allow it to be reclassified as equity at a value calculated using the Black-Scholes option-pricing model in the event it is ever issued.

         In order to amend each of the outstanding Unit Purchase Options, the holder of each such Unit Purchase Option is required to execute a separate Option Amendment with the Company. Commonwealth's Unit Purchases Option represents approximately thirty-seven percent (37%) of the outstanding Unit Purchase Options. All remaining outstanding Unit Purchase Options other than Commonwealth's remain subject to their original terms. None of the Option Warrants are presently outstanding and will be issued only upon exercise of the Unit Purchase Options. Because all of the Option Warrants were not amended as a result of the Option Amendments, the Company could be required in the future to recognize additional charges under EITF 00-19, which would have an adverse effect on its future operating results.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     The following exhibits are furnished herewith:

     EXHIBIT                               DESCRIPTION
     -------    ----------------------------------------------------------------
     10.26      Amendment to Series A Warrants dated September 12, 2006

     10.27      Amendment to ComVest Commitment Warrant dated September 12, 2006

     10.28 Amendment to Unit Purchase Option dated September 12, 2006 with Commonwealth Associates, L.P.

     99.1       Warrant Amendment Allows Liability to Be Reclassified as Equity

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2006

                                     NOTIFY TECHNOLOGY CORPORATION


                                     By: /s/ Gerald W. Rice
                                         ---------------------------------------
                                         Gerald W. Rice, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number   Exhibit Title
--------------   ---------------------------------------------------------------
10.26            Amendment to Series A Warrants dated September 12, 2006

10.27            Amendment to ComVest Commitment Warrant dated September 12,
                 2006

10.28 Amendment to Unit Purchase Option dated September 12, 2006 with Commonwealth Associates, L.P.

99.1             Warrant Amendment Allows Liability to Be Reclassified as Equity